UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2019

National American University Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34751	83-0479936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 Mt. Rushmore RoadRapid City, SD	55701
(Address of principal executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (605) 721-5220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)
On February 13, 2019 the Board of Directors of National American University Holdings, Inc. (the “Company”) appointed Thomas Bickart as the Company’s Chief Financial Officer, effective February 11, 2019.

Mr. Bickart, age 54, was most recently the chief financial officer of Edison Learning, Inc., located in Jersey City, New Jersey and Fort Lauderdale, Florida. Before starting his most recent position in 2016, Mr. Bickart served as the chief financial officer of TCI College Technology located in New York, New York from 2013 to 2016, where he also served on the company’s board of directors, strategic planning committee, labor management committee, and president’s cabinet. From 2008 to 2013, Mr. Bickart served as the chief financial officer of Neumont University located in Salt Lake City, Utah.

Mr. Bickart holds a Master of Business Administration degree from Pepperdine University and a dual Bachelor of Arts degree in Accounting and Finance from De Paul University.

Pursuant to his offer letter, Mr. Bickart will receive the following compensation and benefits:
●
An annual salary of $165,000;
●
30,000 options of Company stock subject to a vesting schedule of ½ one year from February 11, 2019 and the other ½ two years from February 11, 2019;
●
Participation in the Company’s annual bonus/merit/equity plans for fiscal year 2020; and
●
Participation in the Company’s standard benefits plan including medical, delta, vision, life and disability insurance.

No familial relationship exists between Mr. Bickart and any director or executive officer of the company. Since the beginning of the Company’s last fiscal year, there have been no related party transactions between the Company and Mr. Bickart as described under Item 404(a) of Regulation S-K and none have been proposed.

A press release announcing the appointment of Mr. Bickart as the Company’s new Chief Financial Officer was made by the Company on February 15, 2019 and is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.
Date: February 15, 2019	By:	/s/ Ronald L. Shape
Ronald L. Shape, Ed. D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 15, 2019